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                               NASH-FINCH COMPANY
                               PROFIT SHARING PLAN
                                  2001 REVISION

                         FIRST DECLARATION OF AMENDMENT

Pursuant to the retained power of amendment contained in Section 11.2 of the instrument entitled "Nash-Finch Company Profit Sharing Plan--2001 Revision," the undersigned hereby amends the said instrument in the manner described below.

1. Section 14.2 is amended to add a definition of "Disabled" that reads as follows:

     "DISABLED. A Participant will be considered "Disabled" only if:

            (a) in the case of a Participant who is participating in the Company's long-term disability plan, he or she is receiving benefits under the plan, or

            (b) in the case of any other Participant, he or she is certified as being disabled by the Social Security Administration and is receiving disability benefits under the disability provisions of the Social Security Act."

2. The definition of Section 415 Wages in the Special Effective Dates Addendum is amended to read as follows:

     "The definition of "Section 415 Wages" in Section 14.2 of the Plan is generally effective for Plan Years beginning on and after January 1, 1998. Effective for Plan Years beginning on or after January 1, 2001, the definition of "Section 415 Wages" shall include elective amounts that are not includable in the gross income of the Employee by reason of Code section 132(f)(4)."

3.   A new Exhibit F is added thereto in the form attached hereto.

The amendments set forth at items 1 and 2 above are effective as of January 1, 2001. The amendment set forth at item 3 above is effective as of January 1, 2002.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers this 15th day of February, 2002.

                                                       NASH FINCH COMPANY


Attest: /s/ NORMAN R. SOLAND                           By:  /s/ RON MARSHALL
       ---------------------------------                    --------------------
        Secretary                                           President

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                               NASH FINCH COMPANY
                               PROFIT SHARING PLAN

                                    EXHIBIT F

                SPECIAL PROVISIONS APPLICABLE TO THE ADOPTION OF
                         THE PLAN BY U SAVE FOODS, INC.

This Exhibit F sets forth special provisions of the Plan applicable to the adoption of the Plan by U Save Foods, Inc. ("U Save") effective as of January 1, 2002.

SERVICE CREDIT. Service completed as an employee with U Save prior to the date on which U Save became an Affiliated Organization, will be taken into account under the Plan for all purposes in accordance with the provisions of Article 10 but only with respect to any individual who was an Employee on January 1, 2002.